EXHIBIT 4

                                   RESOLUTIONS
                                   -----------


                The following resolutions were approved and adopted by the Board of Directors of AGWAY, INC.:

                              RESOLVED, That the Company offer for sale to  its
             members,   potential  members,  other  interested  parties,  and to
             the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following securities at the prices indicated:

             TITLE                                        AMOUNT         PRICE
             -----                                        ------         -----

             Preferred Stock, Series B $100 par value      1,000         $100
                                                           shares

             Honorary Member Preferred Stock               4,000         $ 25
             $25 par value                                 shares

             Common Stock $25 par value                    4,000         $ 25
                                                           shares

             pursuant to the By-Laws of the Company through designated employees, provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                              FURTHER   RESOLVED,   That  the   Company
             approves  Agway  Financial  Corporation,   a  wholly-owned
             subsidiary, offering for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following securities at the prices indicated:

             Subordinated Money Market Certificates     $ 26,000,000        100%
             due October 31, 2007 (Minimum 8.25% per
             annum; Member; denomination of $5,000)

             Subordinated Money Market Certificates     $ 10,500,000        100%
             due October 31, 2007 (Minimum 7.75% per
             annum; General; denomination of $5,000)

             Subordinated Money Market Certificates     $  5,250,000        100%
             due October 31, 2007 (Minimum 8.00% per
             annum; Member; denomination of $100)

             Subordinated Money Market Certificates     $  5,250,000        100%
             due October 31, 2007 (Minimum 7.50% per
             annum; General; denomination of $100)

             Subordinated Money Market Certificates     $ 26,225,000        100%
             due October 31, 2003 (Minimum 8.50% per
             annum; General; denomination of $2,000)

             Subordinated Money Market Certificates     $ 13,825,000        100%
             due October 31, 2001 (Minimum 8.25% per
             annum; General; denomination of $2,000)

             ; and be it

                              FURTHER RESOLVED,  That the Company approves Agway
             Financial Corporation, a wholly-owned subsidiary, offering for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following previously offered securities now registered under the reinvestment option at the prices indicated:

             Subordinated Money Market Certificates     $    120,000        100%
             due October 31, 2006 (Minimum 8.00% per
             annum; Member)

             Subordinated Money Market Certificates     $    100,000        100%
             due October 31, 2006 (Minimum 7.50% per
             annum; General)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2006 (Minimum 7.75% per
             annum; Member)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2006 (Minimum 7.25% per
             annum; General)

             Subordinated Money Market Certificates     $    150,000        100%
             due October 31, 2002 (Minimum 8.00% per
             annum; General)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2000 (Minimum 7.75% per
             annum; General)

             Subordinated Money Market Certificates     $    210,000        100%
             due October 31, 2006 (Minimum 7.00% per
             annum; Member)

             Subordinated Money Market Certificates     $    130,000        100%
             due October 31, 2006 (Minimum 6.50% per
             annum; General)

             Subordinated Money Market Certificates     $     25,000        100%
             due October 31, 2006 (Minimum 6.75% per
             annum; Member)

             Subordinated Money Market Certificates     $     20,000        100%
             due October 31, 2006 (Minimum 6.25% per
             annum; General)

             Subordinated Money Market Certificates     $    350,000        100%
             due October 31, 2002 (Minimum 7.50% per
             annum; General)

             Subordinated Money Market Certificates     $    150,000        100%
             due October 31, 2000 (Minimum 7.25% per
             annum; General)

             Subordinated Money Market Certificates     $    475,000        100%
             due October 31, 2003 (Minimum 7.50% per
             annum; Member)

             Subordinated Money Market Certificates     $    205,000        100%
             due October 31, 2003 (Minimum 7.00% per
             annum; General)

             Subordinated Money Market Certificates     $     50,000        100%
             due October 31, 2003 (Minimum 7.25% per
             annum; Member)

             Subordinated Money Market Certificates     $     55,000        100%
             due October 31, 2003 (Minimum 6.75% per
             annum; General)

             Subordinated Money Market Certificates     $    975,000        100%
             due October 31, 1998 (Minimum 8.00% per
             annum; General)

             Subordinated Money Market Certificates     $    350,000        100%
             due October 31, 2001 (Minimum 7.25% per
             annum; Member)

             Subordinated Money Market Certificates     $     85,000        100%
             due October 31, 2001 (Minimum 6.75% per
             annum; General)

             Subordinated Money Market Certificates     $     80,000        100%
             due October 31, 2001 (Minimum 7.0% per
             annum; Member)

             Subordinated Money Market Certificates     $     30,000        100%
             due October 31, 2001 (Minimum 6.50% per
             annum; General)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2001 (Minimum 5.25% per
             annum; Member)

             Subordinated Money Market Certificates     $     15,000        100%
             due October 31, 2001 (Minimum 4.75% per
             annum; General)

             Subordinated Money Market Certificates     $     15,000        100%
             due October 31, 2001 (Minimum 5.0% per
             annum; Member)

             Subordinated Money Market Certificates     $     10,000        100%
             due October 31, 2001 (Minimum 4.5% per
             annum; General)

             Subordinated Money Market Certificates     $    375,000        100%
             due October 31, 2002 (Minimum 6.0% per
             annum; Member)

             Subordinated Money Market Certificates     $    125,000        100%
             due October 31, 2002 (Minimum 5.5% per
             annum; General)

             Subordinated Money Market Certificates     $  1,600,000        100%
             due October 31, 1999 (Minimum 8.0% per
             annum; Member)

             Subordinated Money Market Certificates     $    710,000        100%
             due October 31, 1999 (Minimum 7.5% per
             annum; General)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2002 (Minimum 7.5% per
             annum; Member)

             Subordinated Money Market Certificates     $    350,000        100%
             due October 31, 2002 (Minimum 7.0% per
             annum; General)

             Subordinated Money Market Certificates     $    975,000        100%
             due October 31, 2001 (Minimum 9.0% per
             annum; Member)

             Subordinated Money Market Certificates     $    585,000        100%
             due October 31, 2001 (Minimum 8.5% per
             annum; General)

             Subordinated Money Market Certificates     $    675,000        100%
             due October 31, 2005 (Minimum 8.5% per
             annum; Member)

             Subordinated Money Market Certificates     $  1,090,000        100%
             due October 31, 2005 (Minimum 8.0% per
             annum; General)

             Subordinated Money Market Certificates     $  2,150,000        100%
             due October 31, 1998 (Minimum 9.0% per
             annum; Member)

             Subordinated Money Market Certificates     $    385,000        100%
             due October 31, 1998 (Minimum 8.5% per
             annum; General)

             Subordinated Money Market Certificates     $     85,000        100%
             due October 31, 2004 (Minimum 8.5% per
             annum; Member)

             Subordinated Money Market Certificates     $     50,000        100%
             due October 31, 2004 (Minimum 8.0% per
             annum; General)

             Subordinated Money Market Certificates     $  1,700,000        100%
             due October 31, 2000 (Minimum 9.5% per
             annum; Member)

             Subordinated Money Market Certificates     $  1,050,000        100%
             due October 31, 2000 (Minimum 9% per
             annum; General)

             Subordinated Money Market Certificates     $    480,000        100%
             due October 31, 2008 (Minimum 9% per
             annum; Member)

             Subordinated Money Market Certificates     $    125,000        100%
             due October 31, 2008 (Minimum 8.5% per
             annum; General)

             Subordinated Money Market Certificates     $     50,000        100%
             due October 31, 1998 (Minimum 7% per
             annum; Member)

             Subordinated Money Market Certificates     $     15,000        100%
             due October 31, 1998 (Minimum 6.5% per
             annum; General)

             Subordinated Money Market Certificates     $     25,000        100%
             due October 31, 2008 (Minimum 6.5% per
             annum; Member)

             Subordinated Money Market Certificates     $     15,000        100%
             due October 31, 2008 (Minimum 6% per
             annum; General)

             Subordinated Money Market Certificates     $     25,000        100%
             due October 31, 2006 (Minimum 6% per
             annum; Member)

             Subordinated Money Market Certificates     $     15,000        100%
             due October 31, 2006 (Minimum 5.5% per
             annum; General)

             Subordinated Money Market Certificates     $    375,000        100%
             due October 31, 2005 (Minimum 8% per
             annum; Member)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2005 (Minimum 7.5% per
             annum; General)

             ; and be it

                              FURTHER   RESOLVED,   That  the  Agway   Financial
             Corporation Board of Directors is hereby authorized to revise the minimum interest rate on certificates of any class or series to be issued. In the event that the minimum interest rate is so revised, an officer's certificate with a copy of the resolution of the Board certified by the President or any Vice President and by the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary shall be delivered to the Trustee under the Indenture for such certificate. A prospectus supplement may be filed with the Securities and Exchange Commission and a copy of the resolution may be filed under Form 8-K; and be it

                              FURTHER  RESOLVED,  That the appropriate  officers
             and employees of the Company with the assistance of its accountants and attorneys be, and they hereby are, authorized and directed to prepare, execute and file with the Securities and Exchange

                      Commission on behalf of the Company Registration Statements including any and all documents and exhibits related thereto for registration under the Securities Act of 1933 of the Common Stock and Preferred Stock as well as any and all amendments to said Registration Statements in such form as the officers executing same on advice of counsel may deem necessary and appropriate so as to secure and maintain the effectiveness of said Registration Statements; and be it

                                       FURTHER  RESOLVED,  That David M.  Hayes,
                      Esq., Senior Vice President, General Counsel and Secretary of the Company, Nels G. Magnuson, Esq., Associate General Counsel and Assistant Secretary of the Company and Theresa
                      A. Szuba, Esq., Attorney and Assistant Secretary of the Company, be, and they hereby are, each of them appointed and designated as persons duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to the aforesaid Registration Statements; and be it

                                       FURTHER  RESOLVED,  That the Common Stock
                      and Preferred Stock when issued and sold for cash as provided here and above shall be fully paid and nonassessable; and be it

                                       FURTHER  RESOLVED,  That the President or
                      any Vice President, the Secretary or any Assistant Secretary, and the Treasurer of this Company be, and each of them hereby is, authorized to take, on behalf of and in the name of this Company, any and all actions, which, in the judgment of the officer taking the action, is necessary, useful or appropriate in order to render Common Stock or Preferred Stock of this Company, to be issued and sold pursuant to resolutions adopted by this Board at this meeting, to be eligible for offering and sale within or from any state of the United States under the securities regulation laws of such state, and to qualify the Company as a securities dealer under any such laws, including, but without limiting the generality of the foregoing, making or filing applications for any and all licenses, permits, orders or other approvals or clearances under such laws, and in that connection, executing and filing any and all documents, including but without limiting the generality of the foregoing, consents to service of process and appointment of agents to accept service of process on behalf of this Company with respect to any matter as to which such consent or appointment may be required by such securities laws and making such agreements, covenants and undertakings as may be necessary, useful or appropriate, and all such consents, appointments, agreements, covenants and undertakings heretofore or hereinafter given or entered into pursuant to the authority of this resolution shall be binding upon this Company with the same effect as though set forth in full herein and expressly authorized hereby.

          I, Barbara S. Woolard, Assistant Secretary of AGWAY, INC., hereby certify  that  the foregoing  is  a true  and  complete  copy of the resolutions approved and adopted by the Board of  Directors of this Corporation at a meeting held on the 25th day of July, 1997, at which a quorum was present and more than a  majority of the Directors voted in the affirmative. The foregoing resolutions have not been amended, modified, rescinded or revoked.

           WITNESS my signature and seal of this Corporation this 28th day of July, 1997.





                                                    /s/  BARBARA S. WOOLARD
                                                         ------------------
                                                         Barbara S. Woolard
                                                         Assistant Secretary

                                  CERTIFICATION
                                  -------------




                  I, Barbara S. Woolard, Secretary of AGWAY FINANCIAL

CORPORATION, do hereby certify that the attached is a true and complete copy of the resolutions  approved  and  adopted  by  unanimous  written  consent of the

Directors of AGWAY FINANCIAL CORPORATION as of the 25th day of July, 1997.  The

attached resolutions have not been amended, modified, rescinded or revoked.

                  WITNESS my signature and the seal of this Corporation

this 28th day of July, 1997.





                                        /s/ BARBARA S. WOOLARD
                                            -------------------
                                            Barbara S. Woolard
                                            Secretary

                        UNANIMOUS WRITTEN CONSENT OF THE
               BOARD OF DIRECTORS OF AGWAY FINANCIAL CORPORATION



                 The undersigned, being all of the directors of Agway Financial Corporation, a Delaware corporation, acting by written consent without a meeting pursuant to Section 141(f) of the Delaware General Corporation Law do hereby adopt the following resolutions:

SECURITIES       RESOLVED, That the Company approves Agway offering for
REGISTRA-        sale to Agway members,  other interested parties,  and the
TION             Trustee  of  the  Agway, Inc.  Employees Thrift Investment
1997-98          Plan, the following  securities at the prices indicated:

                                  FURTHER   RESOLVED,   That  the   Company
                 approves Agway offering for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following securities at the prices indicated:

                 Subordinated Money Market Certificates   $ 26,000,000      100%
                 due October 31, 2007 (Minimum 8.25% per
                 annum; Member; denomination of $5,000)

                 Subordinated Money Market Certificates   $ 10,500,000      100%
                 due October 31, 2007 (Minimum 7.75% per
                 annum; General; denomination of $5,000)

                 Subordinated Money Market Certificates   $  5,250,000      100%
                 due October 31, 2007 (Minimum 8.00% per
                 annum; Member; denomination of $100)

                 Subordinated Money Market Certificates   $  5,250,000      100%
                 due October 31, 2007 (Minimum 7.50% per
                 annum; General; denomination of $100)

                 Subordinated Money Market Certificates   $ 26,225,000      100%
                 due October 31, 2003 (Minimum 8.50% per
                 annum; General; denomination of $2,000)

                 Subordinated Money Market Certificates   $ 13,825,000      100%
                 due October 31, 2001 (Minimum 8.25% per
                 annum; General; denomination of $2,000)

                 ; and be it

REINVEST-                 FURTHER RESOLVED, That the Company approves Agway
MENT             offering for sale to Agway members, other interested parties,
OPTION           and to the Trustee of the Agway, Inc. Employees Thrift
                 Investment   Plan,   the  following   previously   offered
                 securities now registered under the reinvestment option at the prices indicated:

                 Subordinated Money Market Certificates   $    120,000      100%
                 due October 31, 2006 (Minimum 8.00% per
                 annum; Member)

                 Subordinated Money Market Certificates   $    100,000      100%
                 due October 31, 2006 (Minimum 7.50% per
                 annum; General)

                 Subordinated Money Market Certificates   $     75,000      100%
                 due October 31, 2006 (Minimum 7.75% per
                 annum; Member)

                 Subordinated Money Market Certificates   $     75,000      100%
                 due October 31, 2006 (Minimum 7.25% per
                 annum; General)

                 Subordinated Money Market Certificates   $    150,000      100%
                 due October 31, 2002 (Minimum 8.00% per
                 annum; General)

                 Subordinated Money Market Certificates   $     75,000      100%
                 due October 31, 2000 (Minimum 7.75% per
                 annum; General)

                 Subordinated Money Market Certificates   $    210,000      100%
                 due October 31, 2006 (Minimum 7.00% per
                 annum; Member)

                 Subordinated Money Market Certificates   $    130,000      100%
                 due October 31, 2006 (Minimum 6.50% per
                 annum; General)

                 Subordinated Money Market Certificates   $     25,000      100%
                 due October 31, 2006 (Minimum 6.75% per
                 annum; Member)

                 Subordinated Money Market Certificates   $     20,000      100%
                 due October 31, 2006 (Minimum 6.25% per
                 annum; General)

                 Subordinated Money Market Certificates   $    350,000      100%
                 due October 31, 2002 (Minimum 7.50% per
                 annum; General)

              Subordinated Money Market Certificates      $    150,000      100%
              due October 31, 2000 (Minimum 7.25% per
              annum; General)

              Subordinated Money Market Certificates      $    475,000      100%
              due October 31, 2003 (Minimum 7.50% per
              annum; Member)

              Subordinated Money Market Certificates      $    205,000      100%
              due October 31, 2003 (Minimum 7.00% per
              annum; General)

              Subordinated Money Market Certificates      $     50,000      100%
              due October 31, 2003 (Minimum 7.25% per
              annum; Member)

              Subordinated Money Market Certificates      $     55,000      100%
              due October 31, 2003 (Minimum 6.75% per
              annum; General)

              Subordinated Money Market Certificates      $    975,000      100%
              due October 31, 1998 (Minimum 8.00% per
              annum; General)

              Subordinated Money Market Certificates      $    350,000      100%
              due October 31, 2001 (Minimum 7.25% per
              annum; Member)

              Subordinated Money Market Certificates      $     85,000      100%
              due October 31, 2001 (Minimum 6.75% per
              annum; General)

              Subordinated Money Market Certificates     $      80,000      100%
              due October 31, 2001 (Minimum 7.0% per
              annum; Member)

              Subordinated Money Market Certificates     $      30,000      100%
              due October 31, 2001 (Minimum 6.50% per
              annum; General)

              Subordinated Money Market Certificates     $      75,000      100%
              due October 31, 2001 (Minimum 5.25% per
              annum; Member)

              Subordinated Money Market Certificates     $      15,000      100%
              due October 31, 2001 (Minimum 4.75% per
              annum; General)

              Subordinated Money Market Certificates     $      15,000      100%
              due October 31, 2001 (Minimum 5.0% per
              annum; Member)

              Subordinated Money Market Certificates     $      10,000      100%
              due October 31, 2001 (Minimum 4.5% per
              annum; General)

              Subordinated Money Market Certificates     $     375,000      100%
              due October 31, 2002 (Minimum 6.0% per
              annum; Member)

              Subordinated Money Market Certificates     $     125,000      100%
              due October 31, 2002 (Minimum 5.5% per
              annum; General)

              Subordinated Money Market Certificates     $   1,600,000      100%
              due October 31, 1999 (Minimum 8.0% per
              annum; Member)

              Subordinated Money Market Certificates     $     710,000      100%
              due October 31, 1999 (Minimum 7.5% per
              annum; General)

              Subordinated Money Market Certificates     $      75,000      100%
              due October 31, 2002 (Minimum 7.5% per
              annum; Member)

              Subordinated Money Market Certificates     $     350,000      100%
              due October 31, 2002 (Minimum 7.0% per
              annum; General)

              Subordinated Money Market Certificates     $     975,000      100%
              due October 31, 2001 (Minimum 9.0% per
              annum; Member)

              Subordinated Money Market Certificates     $     585,000      100%
              due October 31, 2001 (Minimum 8.5% per
              annum; General)

              Subordinated Money Market Certificates     $     675,000      100%
              due October 31, 2005 (Minimum 8.5% per
              annum; Member)

              Subordinated Money Market Certificates     $   1,090,000      100%
              due October 31, 2005 (Minimum 8.0% per
              annum; General)

              Subordinated Money Market Certificates     $   2,150,000      100%
              due October 31, 1998 (Minimum 9.0% per
              annum; Member)

              Subordinated Money Market Certificates     $     385,000      100%
              due October 31, 1998 (Minimum 8.5% per
              annum; General)

              Subordinated Money Market Certificates     $     85,000       100%
              due October 31, 2004 (Minimum 8.5% per
              annum; Member)

              Subordinated Money Market Certificates     $     50,000       100%
              due October 31, 2004 (Minimum 8.0% per
              annum; General)

              Subordinated Money Market Certificates     $  1,700,000       100%
              due October 31, 2000 (Minimum 9.5% per
              annum; Member)

              Subordinated Money Market Certificates     $  1,050,000       100%
              due October 31, 2000 (Minimum 9% per
              annum; General)

              Subordinated Money Market Certificates     $    480,000       100%
              due October 31, 2008 (Minimum 9% per
              annum; Member)

              Subordinated Money Market Certificates     $    125,000       100%
              due October 31, 2008 (Minimum 8.5% per
              annum; General)

              Subordinated Money Market Certificates     $     50,000       100%
              due October 31, 1998 (Minimum 7% per
              annum; Member)

              Subordinated Money Market Certificates     $     15,000       100%
              due October 31, 1998 (Minimum 6.5% per
              annum; General)

              Subordinated Money Market Certificates     $     25,000       100%
              due October 31, 2008 (Minimum 6.5% per
              annum; Member)

              Subordinated Money Market Certificates     $     15,000       100%
              due October 31, 2008 (Minimum 6% per
              annum; General)

              Subordinated Money Market Certificates     $     25,000       100%
              due October 31, 2006 (Minimum 6% per
              annum; Member)

              Subordinated Money Market Certificates     $     15,000       100%
              due October 31, 2006 (Minimum 5.5% per
              annum; General)

              Subordinated Money Market Certificates     $    375,000       100%
              due October 31, 2005 (Minimum 8% per
              annum; Member)

              Subordinated Money Market Certificates     $     75,000       100%
              due October 31, 2005 (Minimum 7.5% per
              annum; General)

              through designated persons, provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                              FURTHER  RESOLVED,   That  the  Board  of
              Directors of this Corporation is hereby authorized to revise the minimum interest rate on certificates of any class or series to be issued. In the event that the minimum interest rate is so revised, an officer's certificate with a copy of the resolution of the Board certified by the President or any Vice President and by the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary shall be delivered to the Trustee under the Indenture for such certificate. A prospectus supplement may be filed with the Securities and Exchange Commission and a copy of the resolution may be filed under Form 8-K; and be it

                               FURTHER  RESOLVED,  That the  appropriate
              officers and employees of the Company with the assistance of its accountants and attorneys be, and they hereby are, authorized and directed to prepare, execute and file with the Securities and Exchange Commission on behalf of the Company Registration Statements including any and all documents and exhibits related thereto for registration under the Securities Act of 1933 of the Common Stock and Preferred Stock as well as any and all amendments to said Registration Statements in such form as the officers executing same on advice of counsel may deem necessary and appropriate so as to secure and maintain the effectiveness of said Registration Statements; and be it

                               FURTHER  RESOLVED,  That David M.  Hayes,
              Esq., General Counsel of the Company and Nels G. Magnuson, Esq., Associate General Counsel and Assistant Secretary of the Company and Theresa A. Szuba, Attorney and Assistant Secretary of the Company be, and they hereby are, each of them appointed and designated as persons duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to the aforesaid Registration Statements; and be it

                               FURTHER  RESOLVED,  That the Subordinated
              Money Market Certificates, the sale of which has been authorized here and above, shall be issued and sold pursuant to and subject to the Trust Indenture dated as of March 27, 1981, and Amendments thereto dated as of August
              25, 1982 and the Trust Indentures dated as of September 1,
              1985, September 1, 1986, August 24, 1987, August 23, 1988,
              and August 23,  1989 with the Key Bank of New York,  N.A.,
              Albany, New York, as Trustee, and that said
                      certificates when issued and sold for cash or sold pursuant to the interest reinvestment program as provided here and above shall be binding obligations of the Company; and be it

                                       FURTHER  RESOLVED,  That the President or
                      any Vice President, the Secretary or any Assistant Secretary, and the Treasurer of this Company be, and each of them hereby is, authorized to take, on behalf of and in the name of this Company, any and all actions, which, in the judgment of the officer taking the action, is necessary, useful or appropriate in order to render the Securities of this Company, to be issued and sold pursuant to resolutions adopted by this Board, to be eligible for offering and sale within or from any state of the United States under the securities regulation laws of such state, and to qualify the Company as a securities dealer under any such laws, including, but without limiting the generality of the foregoing, making or filing applications for any and all licenses, permits, orders or other approvals or clearances under such laws, and in that connection, executing and filing any and all documents, including but without limiting the generality of the foregoing, consents to service of process and appointment of agents to accept service of process on behalf of this Company with respect to any matter as to which such consent or appointment may be required by such securities laws and making such agreements, covenants and undertakings as may be necessary, useful or appropriate, and all such consents, appointments, agreements, covenants and undertakings heretofore or hereinafter given or entered into pursuant to the authority of this resolution shall be binding upon this Company with the same effect as though set forth in full herein and expressly authorized hereby.

                      Dated as of: July 25, 1997



                                                      /s/ DONALD P CARDARELLI
                                                        ------------------------
                                                          Donald P. Cardarelli


                                                     /s/   DAVID M. HAYES
                                                        ------------------------
                                                           David M. Hayes


                                                     /s/   PETER J. O'NEILL
                                                       -------------------------
                                                           Peter J. O'Neill

              AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE
              ----------------------------------------------------

         THIS AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (this "Agreement") dated as of September 3, 1996, by and among KeyCorp, an Ohio
Corporation ("KeyCorp"), Key Bank of New York a state chartered banking corporation, successor to Key Bank of Central New York ("Resigning Trustee"), Agway Financial Corporation, as successor to Agway, Inc. (the "Guarantor") under Supplemental Indenture dated as of October 1, 1986, (the "Company"), and Mellon Bank, F.S.B. a federal savings bank organized under the laws of the United States of America ("Successor").

         WHEREAS, Resigning Trustee and the Company entered into an Indenture dated as of October 1, 1974, (the "Indenture"), pursuant to which the 8 1/2 % Subordinated Debentures due July 1, 1999 and the 8% Subordinated Debentures due July 1, 1999 (the "Securities") were issued; and

         WHEREAS, Resigning Trustee has been acting as Trustee under the Indenture; and

         WHEREAS, the Indenture provides that the Trustee may resign and a successor trustee be appointed; and

         WHEREAS, Resigning Trustee desires to resign as Trustee and the Company desires to appoint Successor as successor trustee under the Indenture, and Successor desires to serve as successor trustee subject to the terms and conditions of the Indenture and this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:



                                    ARTICLE I

                                   RESIGNATION

         SECTION 1.01. RESIGNATION OF RESIGNING TRUSTEE. Resigning Trustee hereby resigns as Trustee under the Indenture, effective immediately prior to the opening of business on the Effective Date (as hereinafter defined).

                                   ARTICLE II

                        APPOINTMENT OF SUCCESSOR TRUSTEE

         SECTION 2.01. APPOINTMENT. The Company hereby appoints Successor to serve as successor Trustee with all the authority, rights and powers which are vested in, and all duties and obligations which are binding on, the Trustee under the Indenture, effective as of the opening of business on the first Business Day following the date of execution by the last party to execute this Agreement (the "Effective Date"). As used herein, Business Day means a day on which banks in the city of Pittsburgh, Pennsylvania, or in the city where the principal corporate trust office of the Successor is located, are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

         SECTION 2.02. ACCEPTANCE. Successor hereby accepts the appointment by the Company and agrees to serve as successor Trustee under the Indenture and to perform the duties and obligations of the Trustee under the Indenture, effective as of the opening of business on the Effective Date.

         SECTION 2.03. VESTING OF RIGHTS, POWERS AND DUTIES. In accordance with the provisions of the Indenture, all rights, powers and duties of the Trustee under the Indenture shall be vested in and undertaken by Successor, effective as of the opening of business on the Effective Date.

         SECTION 2.04. NOTICE TO SECURITYHOLDERS. The Company agrees to provide notice of the resignation of Resigning Trustee and the appointment of Successor in accordance with the terms of Section 8.11 of the Indenture.

         SECTION 2.05. ASSIGNMENT OF POWERS AND PROPERTY. Resigning Trustee hereby confirms and assigns to Successor, in trust under the Indenture, all property, rights, powers, duties, trusts, immunities and obligations of Resigning Trustee as Trustee. Resigning Trustee confirms that it has transferred to Successor in its capacity as Servicer (a) all moneys, securities and other assets held under the Indenture and (b) all documents relating to the trust created by the Indenture and all other information in its possession relating to the administration and status thereof pursuant to the terms of the Purchase Agreement (as hereinafter defined) and the Services Agreement dated October 18, 1995, as amended, by and among Mellon Bank Corporation and KeyCorp.


         SECTION 2.06. FURTHER ASSURANCES. Resigning Trustee hereby agrees, upon reasonable request of Successor, to execute, acknowledge and deliver such further instruments of transfer and further assurances and to do such other things as may reasonably be required for more fully and certainly vesting and confirming in Successor all the property, rights, powers, duties, trusts, immunities and obligations of Resigning Trustee as Trustee under the Indenture.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Successor as follows:

         (a) The Company is a corporation duly organized and existing under the laws of the State of Delaware;

         (b) The Indenture as supplemented was validly and lawfully executed and delivered by the Company and the Securities were validly and lawfully issued by the Company;

         (c) The Company has performed or fulfilled each covenant, agreement and condition on its part to be performed or fulfilled under the Indenture on or prior to the date hereof; and

         (d) No default or Event of Default of which the Company has notices or is required to take notice has occurred and is continuing;

         (e) All payments of principal, premium, if any, and interest on the Securities due and payable prior to the Effective Date have been made as required in the Indenture; and

         (f) The outstanding principal balance of the 8 1/2 % Subordinated Debentures due July 1, 1999 is $ 8,831,700.00 as of June 30, 1996 and interest thereon has been paid through and including July 1, 1996. The outstanding principal balance of the 8% Subordinated Debentures due July 1, 1999 is $4,076,700.00 as of June 30, 1996 and interest thereon has been paid through and including July 1, 1996.



         SECTION 3.02. REPRESENTATIONS AND WARRANTIES OF RESIGNING TRUSTEE. Resigning Trustee hereby represents and warrants to Successor as follows:


         (a) Resigning Trustee is a banking corporation organized and existing under the laws of the state of New York;

         (b) To the best knowledge of Resigning Trustee and without further verification, the Indenture is in full force and effect and since the date of the Purchase Agreement dated as of October 18, 1995 between KeyCorp and Mellon Bank Corporation, as amended (the "Purchase Agreement"), has not been amended or further supplemented;

         (c) Since the date of the Purchase Agreement, Resigning Trustee has received no notice of any default or Event of Default under the terms of the Indenture. Any default or Event of Default occurring prior to such date and continuing as of the date of the Purchase Agreement is referenced on Schedule 5.05(b) to the Purchase Agreement;

         (d) To the best knowledge of Resigning Trustee and without further verification, except as disclosed on Schedules 3.07 and 5.05(b) to the Purchase Agreement, there is no suit, action, claim or proceeding pending or threatened against Resigning Trustee related to the Securities, the Indenture, or Resigning Trustee's administration of the trusts created under the Indenture.

         Other than as expressly set forth above, the Resigning Trustee makes no representations or warranty regarding the financial condition of the Company or the Guarantor or their ability to fulfill their obligations under the Indenture.

         The Successor hereby acknowledges that Successor has been the Servicer of the accounts that are the subject of the Indenture under a Services Agreement dated as of October 18, 1995, by and among Mellon Bank Corporation and KeyCorp, as amended (the "Services Agreement") and that, in that capacity, the Successor has no notice of any event or circumstance that has not been previously conveyed to the Resigning Trustee in writing that would make the representations made by the Resigning Trustee in (b) through (d) above, untrue.



         SECTION 3.03. REPRESENTATIONS OF SUCCESSOR. Successor hereby represents and warrants to Resigning Trustee and the Company as follows:

         (a) Successor is a federal savings bank organized and existing under the laws of the United States of America; and

         (b) Successor is qualified and eligible to serve as Trustee under the Indenture.



                                   ARTICLE IV

                                 INDEMNIFICATION

         SECTION 4.01. RIGHTS OF INDEMNIFICATION. KeyCorp acknowledges and affirms that Successor is entitled to all such rights and remedies, including any rights of indemnification, as may be available to Successor as a "Buyer" under (a) the Purchase Agreement and (b) the Services Agreement, the terms of which are incorporated herein by reference.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01. DEFINITIONS. Terms not otherwise defined in this Agreement shall have the respective meanings assigned in the Indenture.

         SECTION 5.02. COUNTERPARTS. This Agreement may be executed in a number of counterparts,each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 5.03. PRESERVATION OF RIGHTS. Except as expressly provided herein, nothing contained in this Agreement shall in any way affect (a) the obligations or rights of the Company, the Resigning Trustee, the Successor or any Securityholder under the Indenture or (b) the obligations or rights of the Resigning Trustee and Successor under the Purchase Agreement or the Services Agreement.

         SECTION 5.04. SEVERABILITY. In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 5.05. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of KeyCorp, Resigning Trustee, Successor, and the Company and their respective successors and assigns.

         Intending to be legally bound, the parties hereto have executed this Agreement by their duly authorized corporate officers as of the date first above written.

ADDRESS FOR NOTICES:

         RESIGNING TRUSTEE:



         KEY BANK OF NEW YORK                         KEY BANK OF NEW YORK
         c/o KeyBank National Association
         Law Group                                    /s/ EDWARD TOGNETTI
         17th Floor                                   --------------------
         127 Public Square                            By: Edward Tognetti
         Cleveland, OH  44114                         Title: Authorized Officer
         Attn:  Edward Tognetti                       Date:  September 3, 1996



ADDRESS FOR NOTICES:

         KEYCORP:


         KEYCORP                                       KEYCORP
         127 Public Square
         Cleveland, Ohion 44114                       /s/ DANIEL STOLZER
         Attn:  Daniel Stolzer                        --------------------
                                                       By: Daniel Stolzer
                                                       Title: Authorized Officer
                                                       Date: September 3, 1996

ADDRESS FOR NOTICES:

         SUCCESSOR:

         MELLON BANK, F.S.B.                       MELLON BANK, F.S.B.

         80 State Street                           /s/ STEPHEN GORZYNSKI
         6th Floor                                 ---------------------
         Albany, NY  12207                         By: Stephen Gorzynski
         Attn:  Stephen Gorzynski                  Title:  Vice-President
                                                   Date: September 3, 1996

ADDRESS FOR NOTICES:

         THE COMPANY:

         AGWAY FINANCIAL CORPORATION                AGWAY FINANCIAL CORPORATION
         Suite 780
         Wilmington Trust Center                    /s/ PETER J. O'NEILL
         1100 North Market Street                   --------------------
         Wilmington, DE  19801                      By:  Peter J. O'Neill
                                                    Title: Vice-President
                                                    Date: September 3, 1996





         ACKNOWLEDGED BY:

         THE GUARANTOR:

         AGWAY, INC.                                     AGWAY, INC.

                                                     /s/ PETER J. O'NEILL
                                                     ----------------------
                                                    By: Peter J. O'Neill
                                                    Title: Senior Vice President
                                                    Date: September 3, 1996

              AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE
              ----------------------------------------------------

         THIS AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (this "Agreement") dated as of September 3, 1996, by and among KeyCorp, an Ohio
Corporation ("KeyCorp"), Key Bank of New York a state chartered banking corporation, successor to Key Bank of Central New York ("Resigning Trustee"), Agway Financial Corporation, as successor to Agway, Inc. (the "Guarantor") under Supplemental Indenture dated as of October 1, 1986, (the "Company"), and Mellon Bank, F.S.B. a federal savings bank organized under the laws of the United States of America ("Successor").

         WHEREAS, Resigning Trustee and the Company entered into an Indenture dated as of August 25, 1982, (the "Indenture"), pursuant to which the Subordinated Money market Certificates (Minimum 9% per annum) due October 31, 1997 and the Subordinated Member Money Market Certificates (Minimum 9 1/2% per annum) due October 31, 1997 (the "Securities") were issued; and

         WHEREAS, Resigning Trustee has been acting as Trustee under the Indenture; and

         WHEREAS, the Indenture provides that the Trustee may resign and a successor trustee be appointed; and

         WHEREAS, Resigning Trustee desires to resign as Trustee and the Company desires to appoint Successor as successor trustee under the Indenture, and Successor desires to serve as successor trustee subject to the terms and conditions of the Indenture and this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:



                                    ARTICLE I

                                   RESIGNATION

         SECTION 1.01. RESIGNATION OF RESIGNING TRUSTEE. Resigning Trustee hereby resigns as Trustee under the Indenture, effective immediately prior to the opening of business on the Effective Date (as hereinafter defined).

                                   ARTICLE II

                        APPOINTMENT OF SUCCESSOR TRUSTEE

         SECTION 2.01. APPOINTMENT. The Company hereby appoints Successor to serve as successor Trustee with all the authority, rights and powers which are vested in, and all duties and obligations which are binding on, the Trustee under the Indenture, effective as of the opening of business on the first Business Day following the date of execution by the last party to execute this Agreement (the "Effective Date"). As used herein, Business Day means a day on which banks in the city of Pittsburgh, Pennsylvania, or in the city where the principal corporate trust office of the Successor is located, are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

         SECTION 2.02. ACCEPTANCE. Successor hereby accepts the appointment by the Company and agrees to serve as successor Trustee under the Indenture and to perform the duties and obligations of the Trustee under the Indenture,effective as of the opening of business on the Effective Date.

         SECTION 2.03. VESTING OF RIGHTS, POWERS AND DUTIES. In accordance with the provisions of the Indenture, all rights, powers and duties of the Trustee under the Indenture shall be vested in and undertaken by Successor, effective as of the opening of business on the Effective Date.

         SECTION 2.04. NOTICE TO SECURITYHOLDERS. The Company agrees to provide notice of the resignation of Resigning Trustee and the appointment of Successor in accordance with the terms of Section 8.11 of the Indenture.

         SECTION 2.05. ASSIGNMENT OF POWERS AND PROPERTY. Resigning Trustee hereby confirms and assigns to Successor, in trust under the Indenture, all property, rights, powers, duties, trusts, immunities and obligations of Resigning Trustee as Trustee. Resigning Trustee confirms that it has transferred to Successor in its capacity as Servicer (a) all moneys, securities and other assets held under the Indenture and (b) all documents relating to the trust created by the Indenture and all other information in its possession relating to the administration and status thereof pursuant to the terms of the Purchase Agreement (as hereinafter defined) and the Services Agreement dated October 18, 1995, as amended, by and among Mellon Bank Corporation and KeyCorp.

         SECTION 2.06. FURTHER ASSURANCES. Resigning Trustee hereby agrees, upon reasonable request of Successor, to execute, acknowledge and deliver such further instruments of transfer and further assurances and to do such other things as may reasonably be required for more fully and certainly vesting and confirming in Successor all the property, rights, powers, duties, trusts, immunities and obligations of Resigning Trustee as Trustee under the Indenture.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Successor as follows:

         (a) The Company is a corporation duly organized and existing under the laws of the State of Delaware;

         (b) The Indenture as supplemented was validly and lawfully executed and delivered by the Company and the Securities were validly and lawfully issued by the Company;

         (c) The Company has performed or fulfilled each covenant, agreement and condition on its part to be performed or fulfilled under the Indenture on or prior to the date hereof; and

         (d) No default or Event of Default of which the Company has notices or is required to take notice has occurred and is continuing;

         (e) All payments of principal, premium, if any, and interest on the Securities due and payable prior to the Effective Date have been made as required in the Indenture; and

         (f) The outstanding principal balance of the Subordinated Money Market Certificates (Minimum 9% per annum) due October 31, 1997 is $4,301,204.16 as of June 30, 1996 and interest thereon has been paid through and including July 1, 1996. The outstanding principal balance of the Subordinated Money Market Certificates (Minimum 9 1/2% per annum) due October 31, 1997 is $18,407,723.31 as of June 30,1996 and interest thereon has been paid through and including July 1, 1996.



         SECTION 3.02. REPRESENTATIONS AND WARRANTIES OF RESIGNING TRUSTEE. Resigning Trustee hereby represents and warrants to Successor as follows:

         (a) Resigning Trustee is a banking corporation organized and existing under the laws of the state of New York;

         (b) To the best knowledge of Resigning Trustee and without further verification, the Indenture is in full force and effect and since the date of the Purchase Agreement dated as of October 18, 1995 between KeyCorp and Mellon Bank Corporation, as amended (the "Purchase Agreement"), has not been amended or further supplemented;

         (c) Since the date of the Purchase Agreement, Resigning Trustee has received no notice of any default or Event of Default under the terms of the Indenture. Any default or Event of Default occurring prior to such date and continuing as of the date of the Purchase Agreement is referenced on Schedule 5.05(b) to the Purchase Agreement;

         (d) To the best knowledge of Resigning Trustee and without further verification, except as disclosed on Schedules 3.07 and 5.05(b) to the Purchase Agreement, there is no suit, action, claim or proceeding pending or threatened against Resigning Trustee related to the Securities, the Indenture, or Resigning Trustee's administration of the trusts created under the Indenture.

         Other than as expressly set forth above, the Resigning Trustee makes no representations or warranty regarding the financial condition of the Company or the Guarantor or their ability to fulfill their obligations under the Indenture.

         The Successor hereby acknowledges that Successor has been the Servicer of the accounts that are the subject of the Indenture under a Services Agreement dated as of October 18, 1995, by and among Mellon Bank Corporation and KeyCorp, as amended (the "Services Agreement") and that, in that capacity, the Successor has no notice of any event or circumstance that has not been previously conveyed to the Resigning Trustee in writing that would make the representations made by the Resigning Trustee in (b) through (d) above, untrue.



         SECTION 3.03. REPRESENTATIONS OF SUCCESSOR. Successor hereby represents and warrants to Resigning Trustee and the Company as follows:

         (a) Successor is a federal savings bank organized and existing under the laws of the United States of America; and

         (b) Successor is qualified and eligible to serve as Trustee under the Indenture.



                                   ARTICLE IV

                                 INDEMNIFICATION

         SECTION 4.01. RIGHTS OF INDEMNIFICATION. KeyCorp acknowledges and affirms that Successor is entitled to all such rights and remedies, including any rights of indemnification, as may be available to Successor as a "Buyer" under (a) the Purchase Agreement and (b) the Services Agreement, the terms of which are incorporated herein by reference.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01. DEFINITIONS. Terms not otherwise defined in this Agreement shall have the respective meanings assigned in the Indenture.

         SECTION 5.02. COUNTERPARTS. This Agreement may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 5.03. PRESERVATION OF RIGHTS. Except as expressly provided herein, nothing contained in this Agreement shall in any way affect (a) the obligations or rights of the Company, the Resigning Trustee, the Successor or any Securityholder under the Indenture or (b) the obligations or rights of the Resigning Trustee and Successor under the Purchase Agreement or the Services Agreement.

         SECTION 5.04. SEVERABILITY. In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction,such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 5.05. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of KeyCorp, Resigning Trustee, Successor, and the Company and their respective successors and assigns.

         Intending to be legally bound, the parties hereto have executed this Agreement by their duly authorized corporate officers as of the date first above written.

ADDRESS FOR NOTICES:

         RESIGNING TRUSTEE:

         KEY BANK OF NEW YORK                         KEY BANK OF NEW YORK
         c/o KeyBank National Association
         Law Group                                    /s/ EDWARD TOGNETTI
         17th Floor                                   -------------------
         127 Public Square
         Cleveland, OH  44114                        By: Edward Tognetti
         Attn: Edward Tognetti                       Title :Authorized Officer
                                                     Date: September 3, 1996







ADDRESS FOR NOTICES:

         KEYCORP:



                                                       KEYCORP

         KEYCORP                                      /s/ DANIEL STOLZER
         127 Public Square                            ------------------
         Cleveland, Ohio 44114                        By: Daniel Stolzer
         Attn:  Daniel Stolzer                        Title: Authorized Office
                                                      Date: September 3, 1996

ADDRESS FOR NOTICES:

         SUCCESSOR:

         MELLON BANK, F.S.B.                         MELLON BANK, F.S.B.
         Corporate Trust Group
         80 State Street                             /s/ STEPHEN GORZYNSKI
         6th Floor                                   ---------------------
         Albany, NY  12207                           By: Stephen Gorzynski
         Attn:  Stephen Gorzynski                    Title: Vice-President
                                                     Date: September 3, 1996

ADDRESS FOR NOTICES:

         THE COMPANY:

         AGWAY FINANCIAL CORPORATION                AGWAY FINANCIAL CORPORATION
         Suite 780
         Wilmington Trust Center                    /s/ PETER J. O'NEILL
         1100 North Market Street                   --------------------
         Wilmington, DE  19801                      By: Peter J. O'Neill
                                                    Title:  Vice-President
                                                    Date: September 3, 1996





         ACKNOWLEDGED BY:

         THE GUARANTOR:

         AGWAY, INC.                           AGWAY, INC.

                                               /s/ PETER J. O'NEILL
                                               ---------------------
                                               By: Peter J. O'Neill
                                               Title: Senior Vice President
                                               Date: September 3, 1996

              AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE
              ----------------------------------------------------

         THIS AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (this "Agreement") dated as of September 3, 1996, by and among KeyCorp, an Ohio
Corporation ("KeyCorp"), Key Bank of New York a state chartered banking corporation, successor to Key Bank of Central New York ("Resigning Trustee"), Agway Financial Corporation, as successor to Agway, Inc. (the "Guarantor") under Supplemental Indenture dated as of October 1, 1986, (the "Company"), and Mellon Bank, F.S.B. a federal savings bank organized under the laws of the United States of America ("Successor").

         WHEREAS, Resigning Trustee and the Company entered into an Indenture dated as of September 1, 1985, (the "Indenture"), pursuant to which the Subordinated Money Market Certificates (Minimum 7 1/2% per annum) due October 31, 2005 and the Subordinated Member Money Market Certificates (Minimum 8% per annum) due October 31, 2005 (the "Securities") were issued; and

         WHEREAS, Resigning Trustee has been acting as Trustee under the Indenture; and

         WHEREAS, the Indenture provides that the Trustee may resign and a successor trustee be appointed; and

         WHEREAS, Resigning Trustee desires to resign as Trustee and the Company desires to appoint Successor as successor trustee under the Indenture, and Successor desires to serve as successor trustee subject to the terms and conditions of the Indenture and this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:



                                    ARTICLE I

                                   RESIGNATION

         SECTION 1.01. RESIGNATION OF RESIGNING TRUSTEE. Resigning Trustee hereby resigns as Trustee under the Indenture, effective immediately prior to the opening of business on the Effective Date (as hereinafter defined).

                                   ARTICLE II

                        APPOINTMENT OF SUCCESSOR TRUSTEE

         SECTION 2.01. APPOINTMENT. The Company hereby appoints Successor to serve as successor Trustee with all the authority, rights and powers which are vested in, and all duties and obligations which are binding on, the Trustee under the Indenture, effective as of the opening of business on the first Business Day following the date of execution by the last party to execute this Agreement (the "Effective Date"). As used herein, Business Day means a day on which banks in the city of Pittsburgh, Pennsylvania, or in the city where the principal corporate trust office of the Successor is located, are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

         SECTION 2.02. ACCEPTANCE. Successor hereby accepts the appointment by the Company and agrees to serve as successor Trustee under the Indenture and to perform the duties and obligations of the Trustee under the Indenture, effective as of the opening of business on the Effective Date.

         SECTION 2.03. VESTING OF RIGHTS, POWERS AND DUTIES. In accordance with the provisions of the Indenture, all rights, powers and duties of the Trustee under the Indenture shall be vested in and undertaken by Successor, effective as of the opening of business on the Effective Date.

         SECTION 2.04. NOTICE TO SECURITYHOLDERS. The Company agrees to provide notice of the resignation of Resigning Trustee and the appointment of Successor in accordance with the terms of Section 8.11 of the Indenture.

         SECTION 2.05. ASSIGNMENT OF POWERS AND PROPERTY. Resigning Trustee hereby confirms and assigns to Successor, in trust under the Indenture, all property, rights, powers, duties, trusts, immunities and obligations of Resigning Trustee as Trustee. Resigning Trustee confirms that it has transferred to Successor in its capacity as Servicer (a) all moneys, securities and other assets held under the Indenture and (b) all documents relating to the trust created by the Indenture and all other information in its possession relating to the administration and status thereof pursuant to the terms of the Purchase Agreement (as hereinafter defined) and the Services Agreement dated October 18, 1995, as amended, by and among Mellon Bank Corporation and KeyCorp.

         SECTION 2.06. FURTHER ASSURANCES. Resigning Trustee hereby agrees, upon reasonable request of Successor, to execute, acknowledge and deliver such further instruments of transfer and further assurances and to do such other things as may reasonably be required for more fully and certainly vesting and confirming in Successor all the property, rights, powers, duties, trusts, immunities and obligations of Resigning Trustee as Trustee under the Indenture.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Successor as follows:

         (a) The Company is a corporation duly organized and existing under the laws of the State of Delaware;

         (b) The Indenture as supplemented was validly and lawfully executed and delivered by the Company and the Securities were validly and lawfully issued by the Company;

         (c) The Company has performed or fulfilled each covenant, agreement and condition on its part to be performed or fulfilled under the Indenture on or prior to the date hereof; and

         (d) No default or Event of Default of which the Company has notices or is required to take notice has occurred and is continuing;

         (e) All payments of principal, premium, if any, and interest on the Securities due and payable prior to the Effective Date have been made as required in the Indenture; and

         (f) The outstanding principal balance of the Subordinated Money Market Certificates (Minimum 7 1/2% per annum) due October 31, 2005 is $1,344,969.22 as of June 30, 1996 and interest thereon has been paid through and including July 1, 1996. The outstanding principal balance of the Subordinated Money Market Certificates (8% per annum) due October 31, 2005 is $7,778,423.11 as of June 30,1996 and interest thereon has been paid through and including
July 1, 1996.



         SECTION 3.02. REPRESENTATIONS AND WARRANTIES OF RESIGNING TRUSTEE. Resigning Trustee hereby represents and warrants to Successor as follows:

         (a) Resigning Trustee is a banking corporation organized and existing under the laws of the state of New York;

         (b) To the best knowledge of Resigning Trustee and without further verification, the Indenture is in full force and effect and since the date of the Purchase Agreement dated as of October 18, 1995 between KeyCorp and Mellon Bank Corporation, as amended (the "Purchase Agreement"), has not been amended or further supplemented;

         (c) Since the date of the Purchase Agreement, Resigning Trustee has received no notice of any default or Event of Default under the terms of the Indenture. Any default or Event of Default occurring prior to such date and continuing as of the date of the Purchase Agreement is referenced on Schedule 5.05(b) to the Purchase Agreement;

         (d) To the best knowledge of Resigning Trustee and without further verification, except as disclosed on Schedules 3.07 and 5.05(b) to the Purchase Agreement, there is no suit, action, claim or proceeding pending or threatened against Resigning Trustee related to the Securities, the Indenture, or Resigning Trustee's administration of the trusts created under the Indenture.

         Other than as expressly set forth above, the Resigning Trustee makes no representations or warranty regarding the financial condition of the Company or the Guarantor or their ability to fulfill their obligations under the Indenture.

         The Successor hereby acknowledges that Successor has been the Servicer of the accounts that are the subject of the Indenture under a Services Agreement dated as of October 18, 1995, by and among Mellon Bank Corporation and KeyCorp, as amended (the "Services Agreement") and that, in that capacity, the Successor has no notice of any event or circumstance that has not been previously conveyed to the Resigning Trustee in writing that would make the representations made by the Resigning Trustee in (b) through (d) above, untrue.



         SECTION 3.03. REPRESENTATIONS OF SUCCESSOR. Successor hereby represents and warrants to Resigning Trustee and the Company as follows:

         (a) Successor is a federal savings bank organized and existing under the laws of the United States of America; and

         (b) Successor is qualified and eligible to serve as Trustee under the Indenture.



                                   ARTICLE IV

                                 INDEMNIFICATION

         SECTION 4.01. RIGHTS OF INDEMNIFICATION. KeyCorp acknowledges and affirms that Successor is entitled to all such rights and remedies, including any rights of indemnification, as may be available to Successor as a "Buyer" under (a) the Purchase Agreement and (b) the Services Agreement, the terms of which are incorporated herein by reference.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01.  DEFINITIONS.    Terms  not  otherwise  defined  in this
Agreement shall have the respective meanings assigned in the Indenture.

         SECTION 5.02. COUNTERPARTS. This Agreement may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 5.03. PRESERVATION OF RIGHTS. Except as expressly provided herein, nothing contained in this Agreement shall in any way affect (a) the obligations or rights of the Company, the Resigning Trustee, the Successor or any Securityholder under the Indenture or (b) the obligations or rights of the Resigning Trustee and Successor under the Purchase Agreement or the Services Agreement.

         SECTION 5.04. SEVERABILITY. In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction,such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 5.05. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of KeyCorp, Resigning Trustee, Successor, and the Company and their respective successors and assigns.

         Intending to be legally bound, the parties hereto have executed this Agreement by their duly authorized corporate officers as of the date first above written.

ADDRESS FOR NOTICES:

         RESIGNING TRUSTEE:



                                                     KEY BANK OF NEW YORK
         KEY BANK OF NEW YORK
         c/o Keybank National Association            /s/ EDWARD TOGNETTI
         Law Group                                   -----------------
         17th Floor                                  By: Edward Tognetti
         127 Public Square                           Title :Authorized Officer
         Cleveland, OH  44114                        Date: September 3, 1996
         Attn:  Edward Tognetti






ADDRESS FOR NOTICES:

         KEYCORP:

                                                     KEYCORP

         KEYCORP                                     /s/ DANIEL STOLZER
         127 Public Square                           ----------------
         Cleveland, Ohio 44114                       By: Daniel Stolzer
         Attn:  Daniel Stolzer                       Title: Authorized Officer
                                                     Date: September 3, 1996

ADDRESS FOR NOTICES:

         SUCCESSOR:
                                                       MELLON BANK, F.S.B.
         MELLON BANK, F.S.B.
         Corporate Trust Group                         /s/ STEPHEN GORZYNSKI
         80 State Street                               -----------------
         6th Floor                                     By: Stephen Gorzynski
         Albany, NY  12207                             Title: Vice President
         Attn:  Stephen Gorzynski                      Date: September 3, 1996

ADDRESS FOR NOTICES:

         THE COMPANY:
                                                    AGWAY FINANCIAL CORPORATION
         AGWAY FINANCIAL CORPORATION
         Suite 780                                  /s/ PETER J. O'NEILL
         Wilmington Trust Center                    -----------------
         1100 North Market Street                   By: Peter J. O'Neill
         Wilmington, DE  19801                      Title: Vice President
                                                    Date: September 3, 1996





         ACKNOWLEDGED BY:

         THE GUARANTOR:

         AGWAY, INC.                                AGWAY, INC.

                                                    /s/ PETER J. O'NEILL
                                                    -----------------
                                                    By: Peter J. O'Neill
                                                    Title: Senior Vice President
                                                    Date: September 3, 1996

              AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE
              ----------------------------------------------------

         THIS AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (this "Agreement") dated as of September 3, 1996, by and among KeyCorp, an Ohio
Corporation ("KeyCorp"), Key Bank of New York a state chartered banking corporation, as successor to First Trust & Deposit Company ("Resigning
Trustee"), Agway Financial Corporation, as successor to Agway, Inc., (the "Guarantor"), under Supplemental Indenture dated as of October 1, 1986, (the "Company"), and Mellon Bank, F.S.B. a federal savings bank organized under the laws of the United States of America ("Successor").

         WHEREAS, Resigning Trustee and the Company entered into an Indenture dated as of September 1, 1978, (the "Indenture"), pursuant to which the 8 % Subordinated Debentures due July 1, 2003 and the 7 1/2% Subordinated Debentures due July 1, 2003 (the "Securities") were issued; and

         WHEREAS, Resigning Trustee has been acting as Trustee under the Indenture; and

         WHEREAS, the Indenture provides that the Trustee may resign and a successor trustee be appointed; and

         WHEREAS, Resigning Trustee desires to resign as Trustee and the Company desires to appoint Successor as successor trustee under the Indenture, and Successor desires to serve as successor trustee subject to the terms and conditions of the Indenture and this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:



                                    ARTICLE I

                                   RESIGNATION

         SECTION 1.01. RESIGNATION OF RESIGNING TRUSTEE. Resigning Trustee hereby resigns as Trustee under the Indenture, effective immediately prior to the opening of business on the Effective Date (as hereinafter defined).

                                   ARTICLE II

                        APPOINTMENT OF SUCCESSOR TRUSTEE

         SECTION 2.01. APPOINTMENT. The Company hereby appoints Successor to serve as successor Trustee with all the authority, rights and powers which are vested in, and all duties and obligations which are binding on, the Trustee under the Indenture, effective as of the opening of business on the first Business Day following the date of execution by the last party to execute this Agreement (the "Effective Date"). As used herein, Business Day means a day on which banks in the city of Pittsburgh, Pennsylvania, or in the city where the principal corporate trust office of the Successor is located, are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

         SECTION 2.02. ACCEPTANCE. Successor hereby accepts the appointment by the Company and agrees to serve as successor Trustee under the Indenture and to perform the duties and obligations of the Trustee under the Indenture, effective as of the opening of business on the Effective Date.

         SECTION 2.03. VESTING OF RIGHTS, POWERS AND DUTIES. In accordance with the provisions of the Indenture, all rights, powers and duties of the Trustee under the Indenture shall be vested in and undertaken by Successor, effective as of the opening of business on the Effective Date.

         SECTION 2.04. NOTICE TO SECURITYHOLDERS. The Company agrees to provide notice of the resignation of Resigning Trustee and the appointment of Successor in accordance with the terms of Section 8.11 of the Indenture.

         SECTION 2.05. ASSIGNMENT OF POWERS AND PROPERTY. Resigning Trustee hereby confirms and assigns to Successor, in trust under the Indenture, all property, rights, powers, duties, trusts, immunities and obligations of Resigning Trustee as Trustee. Resigning Trustee confirms that it has transferred to Successor in its capacity as Servicer (a) all moneys, securities and other assets held under the Indenture and (b) all documents relating to the trust created by the Indenture and all other information in its possession relating to the administration and status thereof pursuant to the terms of the Purchase Agreement (as hereinafter defined) and the Services Agreement dated October 18, 1995, as amended, by and among Mellon Bank Corporation and KeyCorp.

         SECTION 2.06. FURTHER ASSURANCES. Resigning Trustee hereby agrees, upon reasonable request of Successor, to execute, acknowledge and deliver such further instruments of transfer and further assurances and to do such other things as may reasonably be required for more fully and certainly vesting and confirming in Successor all the property, rights, powers, duties, trusts, immunities and obligations of Resigning Trustee as Trustee under the Indenture.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Successor as follows:

         (a) The Company is a corporation duly organized and existing under the laws of the State of Delaware;

         (b) The Indenture as supplemented was validly and lawfully executed and delivered by the Company and the Securities were validly and lawfully issued by the Company;

         (c) The Company has performed or fulfilled each covenant, agreement and condition on its part to be performed or fulfilled under the Indenture on or prior to the date hereof; and

         (d) No default or Event of Default of which the Company has notices or is required to take notice has occurred and is continuing;

         (e) All payments of principal, premium, if any, and interest on the Securities due and payable prior to the Effective Date have been made as required in the Indenture; and

         (f) The outstanding principal balance of the 8 % Subordinated Debentures due July 1, 2003 is $4,234,600.00 as of June 30, 1996 and interest thereon has been paid through and including July 1, 1996. The outstanding principal balance of the 7 1/2% Subordinated Debentures due July 1, 2003 is
$ 2,349,900.00 as of June 30, 1996 and interest thereon has been paid through and including July 1, 1996.



         SECTION 3.02. REPRESENTATIONS AND WARRANTIES OF RESIGNING TRUSTEE. Resigning Trustee hereby represents and warrants to Successor as follows:

         (a) Resigning Trustee is a banking corporation organized and existing under the laws of the state of New York;

         (b) To the best knowledge of Resigning Trustee and without further verification, the Indenture is in full force and effect and since the date of the Purchase Agreement dated as of October 18, 1995 between KeyCorp and Mellon Bank Corporation, as amended (the "Purchase Agreement"), has not been amended or further supplemented;

         (c) Since the date of the Purchase Agreement, Resigning Trustee has received no notice of any default or Event of Default under the terms of the Indenture. Any default or Event of Default occurring prior to such date and continuing as of the date of the Purchase Agreement is referenced on Schedule 5.05(b) to the Purchase Agreement;

         (d) To the best knowledge of Resigning Trustee and without further verification, except as disclosed on Schedules 3.07 and 5.05(b) to the Purchase Agreement, there is no suit, action, claim or proceeding pending or threatened against Resigning Trustee related to the Securities, the Indenture, or Resigning Trustee's administration of the trusts created under the Indenture.

         Other than as expressly set forth above, the Resigning Trustee makes no representations or warranty regarding the financial condition of the Company or the Guarantor or their ability to fulfill their obligations under the Indenture.

         The Successor hereby acknowledges that Successor has been the Servicer of the accounts that are the subject of the Indenture under a Services Agreement dated as of October 18, 1995, by and among Mellon Bank Corporation and KeyCorp, as amended (the "Services Agreement") and that, in that capacity, the Successor has no notice of any event or circumstance that has not been previously conveyed to the Resigning Trustee in writing that would make the representations made by the Resigning Trustee in (b) through (d) above, untrue.



         SECTION 3.03. REPRESENTATIONS OF SUCCESSOR. Successor hereby represents and warrants to Resigning Trustee and the Company as follows:

         (a) Successor is a federal savings bank organized and existing under the laws of the United States of America; and

         (b) Successor is qualified and eligible to serve as Trustee under the Indenture.


                                   ARTICLE IV

                                 INDEMNIFICATION

         SECTION 4.01. RIGHTS OF INDEMNIFICATION. KeyCorp acknowledges and affirms that Successor is entitled to all such rights and remedies, including any rights of indemnification, as may be available to Successor as a "Buyer" under (a) the Purchase Agreement and (b) the Services Agreement, the terms of which are incorporated herein by reference.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01.  DEFINITIONS.   Terms  not  otherwise  defined  in  this
Agreement shall have the respective meanings assigned in the Indenture.

         SECTION 5.02. COUNTERPARTS. This Agreement may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 5.03. PRESERVATION OF RIGHTS. Except as expressly provided herein, nothing contained in this Agreement shall in any way affect (a) the obligations or rights of the Company, the Resigning Trustee, the Successor or any Securityholder under the Indenture or (b) the obligations or rights of the Resigning Trustee and Successor under the Purchase Agreement or the Services Agreement.

         SECTION 5.04. SEVERABILITY. In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 5.05. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of KeyCorp, Resigning Trustee, Successor, and the Company and their respective successors and assigns.

         Intending to be legally bound, the parties hereto have executed this Agreement by their duly authorized corporate officers as of the date first above written.

ADDRESS FOR NOTICES:

         RESIGNING TRUSTEE:
                                                     KEY BANK OF NEW YORK
         KEY BANK OF NEW YORK
         c/o KeyBank National Association            /s/ EDWARD TOGNETTI
         Law Group                                   ------------------------
         17th Floor                                  By: Edward Tognetti
         127 Public Square                           Title :Authorized Officer
         Cleveland, OH  44114                        Date: September 3, 1996
         Attn:  Edward Tognetti






ADDRESS FOR NOTICES:

         KEYCORP:
                                                     KEYCORP

         KEYCORP                                     /s/ DANIEL STOLZER
         127 Public Square                          -------------------
         Cleveland, Ohio 44114                       By: Daniel Stolzer
         Attn:  Daniel Stolzer                       Title: Authorized Officer
                                                     Date: September 3, 1996

ADDRESS FOR NOTICES:

         SUCCESSOR:
                                                     MELLON BANK, F.S.B.
         MELLON BANK, F.S.B.
         Corporate Trust Group                       /s/ STEPHEN GORZYNSKI
         80 State Street                             ---------------------
         6th Floor                                   By: Stephen Gorzynski
         Albany, NY  12207                           Title: Vice President
         Attn:  Stephen Gorzynski                    Date: September 3, 1996

ADDRESS FOR NOTICES:

         THE COMPANY:
                                                     AGWAY FINANCIAL CORPORATION
         AGWAY FINANCIAL CORPORATION
         Suite 780                                   /s/ PETER J. O'NEILL
         Wilmington Trust Center                     -------------------
         1100 North Market Street                    By: Peter J. O'Neill
         Wilmington, DE  19801                       Title: Vice President
                                                     Date: September 3, 1996





         ACKNOWLEDGED BY:

         THE GUARANTOR:
                                                    AGWAY, INC/
         AGWAY, INC.
                                                    PETER J. O'NEILL
                                                    ------------------
                                                    By: Peter J. O'Neill
                                                    Title: Senior Vice President
                                                    Date: September 3, 1996

              AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE
              ----------------------------------------------------

         THIS AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (this "Agreement") dated as of September 3, 1996, by and among KeyCorp, an Ohio
Corporation ("KeyCorp"), Key Bank of New York a state chartered banking corporation, successor to First Trust & Deposit Company ("Resigning Trustee"), Agway Financial Corporation, as successor to Agway, Inc. (the "Guarantor") under Supplemental Indenture dated as of October 1, 1986, (the "Company"), Agway, Inc., and Mellon Bank, F.S.B. a federal savings bank organized under the laws of the United States of America ("Successor").

         WHEREAS, Resigning Trustee and the Company entered into an Indenture dated as of October 1, 1974, (the "Indenture"), pursuant to which the 7 1/2 % Subordinated Debentures due July 1, 2001 and the 7% Subordinated Debentures due July 1, 2001 (the "Securities") were issued; and

         WHEREAS, Resigning Trustee has been acting as Trustee under the Indenture; and

         WHEREAS, the Indenture provides that the Trustee may resign and a successor trustee be appointed; and

         WHEREAS, Resigning Trustee desires to resign as Trustee and the Company desires to appoint Successor as successor trustee under the Indenture, and Successor desires to serve as successor trustee subject to the terms and conditions of the Indenture and this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:



                                    ARTICLE I

                                   RESIGNATION

         SECTION 1.01. RESIGNATION OF RESIGNING TRUSTEE. Resigning Trustee hereby resigns as Trustee under the Indenture, effective immediately prior to the opening of business on the Effective Date (as hereinafter defined).

                                   ARTICLE II

                        APPOINTMENT OF SUCCESSOR TRUSTEE

         SECTION 2.01. APPOINTMENT. The Company hereby appoints Successor to serve as successor Trustee with all the authority, rights and powers which are vested in, and all duties and obligations which are binding on, the Trustee under the Indenture, effective as of the opening of business on the first Business Day following the date of execution by the last party to execute this Agreement (the "Effective Date"). As used herein, Business Day means a day on which banks in the city of Pittsburgh, Pennsylvania, or in the city where the principal corporate trust office of the Successor is located, are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

         SECTION 2.02. ACCEPTANCE. Successor hereby accepts the appointment by the Company and agrees to serve as successor Trustee under the Indenture and to perform the duties and obligations of the Trustee under the Indenture, effective as of the opening of business on the Effective Date.

         SECTION 2.03. VESTING OF RIGHTS, POWERS AND DUTIES. In accordance with the provisions of the Indenture, all rights, powers and duties of the Trustee under the Indenture shall be vested in and undertaken by Successor, effective as of the opening of business on the Effective Date.

         SECTION 2.04. NOTICE TO SECURITYHOLDERS. The Company agrees to provide notice of the resignation of Resigning Trustee and the appointment of Successor in accordance with the terms of Section 8.11 of the Indenture.

         SECTION 2.05. ASSIGNMENT OF POWERS AND PROPERTY. Resigning Trustee hereby confirms and assigns to Successor, in trust under the Indenture, all property, rights, powers, duties, trusts, immunities and obligations of Resigning Trustee as Trustee. Resigning Trustee confirms that it has transferred to Successor in its capacity as Servicer (a) all moneys, securities and other assets held under the Indenture and (b) all documents relating to the trust created by the Indenture and all other information in its possession relating to the administration and status thereof pursuant to the terms of the Purchase Agreement (as hereinafter defined) and the Services Agreement dated October 18, 1995, as amended, by and among Mellon Bank Corporation and KeyCorp.



         SECTION 2.06. FURTHER ASSURANCES. Resigning Trustee hereby agrees, upon reasonable request of Successor, to execute, acknowledge and deliver such further instruments of transfer and further assurances and to do such other things as may reasonably be required for more fully and certainly vesting and confirming in Successor all the property, rights, powers, duties, trusts, immunities and obligations of Resigning Trustee as Trustee under the Indenture.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Successor as follows:

         (a) The Company is a corporation duly organized and existing under the laws of the State of Delaware;

         (b) The Indenture as supplemented was validly and lawfully executed and delivered by the Company and the Securities were validly and lawfully issued by the Company;

         (c) The Company has performed or fulfilled each covenant, agreement and condition on its part to be performed or fulfilled under the Indenture on or prior to the date hereof; and

         (d) No default or Event of Default of which the Company has notices or is required to take notice has occurred and is continuing;

         (e) All payments of principal, premium, if any, and interest on the Securities due and payable prior to the Effective Date have been made as required in the Indenture; and

         (f) The outstanding principal balance of the 7 1/2 % Subordinated Debentures due July 1, 2001 is $ 2,824,300.00 as of June 30, 1996 and interest thereon has been paid through and including July 1, 1996. The outstanding principal balance of the 7% Subordinated Debentures due July 1, 2001 is $ 925,800.00 as of June 30,1996 and interest thereon has been paid through and including July 1, 1996.



         SECTION 3.02. REPRESENTATIONS AND WARRANTIES OF RESIGNING TRUSTEE. Resigning Trustee hereby represents and warrants to Successor as follows:


         (a) Resigning Trustee is a banking corporation organized and existing under the laws of the state of New York;

         (b) To the best knowledge of Resigning Trustee and without further verification, the Indenture is in full force and effect and since the date of the Purchase Agreement dated as of October 18, 1995 between KeyCorp and Mellon Bank Corporation, as amended (the "Purchase Agreement"), has not been amended or further supplemented;

         (c) Since the date of the Purchase Agreement, Resigning Trustee has received no notice of any default or Event of Default under the terms of the Indenture. Any default or Event of Default occurring prior to such date and continuing as of the date of the Purchase Agreement is referenced on Schedule 5.05(b) to the Purchase Agreement;

         (d) To the best knowledge of Resigning Trustee and without further verification, except as disclosed on Schedules 3.07 and 5.05(b) to the Purchase Agreement, there is no suit, action, claim or proceeding pending or threatened against Resigning Trustee related to the Securities, the Indenture, or Resigning Trustee's administration of the trusts created under the Indenture.

         Other than as expressly set forth above, the Resigning Trustee makes no representations or warranty regarding the financial condition of the Company or the Guarantor or their ability to fulfill their obligations under the Indenture.

         The Successor hereby acknowledges that Successor has been the Servicer of the accounts that are the subject of the Indenture under a Services Agreement dated as of October 18, 1995, by and among Mellon Bank Corporation and KeyCorp, as amended (the "Services Agreement") and that, in that capacity, the Successor has no notice of any event or circumstance that has not been previously conveyed to the Resigning Trustee in writing that would make the representations made by the Resigning Trustee in (b) through (d) above, untrue.



         SECTION 3.03. REPRESENTATIONS OF SUCCESSOR. Successor hereby represents and warrants to Resigning Trustee and the Company as follows:

         (a) Successor is a federal savings bank organized and existing under the laws of the United States of America; and

         (b) Successor is qualified and eligible to serve as Trustee under the Indenture.



                                   ARTICLE IV

                                 INDEMNIFICATION

         SECTION 4.01. RIGHTS OF INDEMNIFICATION. KeyCorp acknowledges and affirms that Successor is entitled to all such rights and remedies, including any rights of indemnification, as may be available to Successor as a "Buyer" under (a) the Purchase Agreement and (b) the Services Agreement, the terms of which are incorporated herein by reference.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01.  DEFINITIONS.   Terms  not  otherwise  defined  in  this
Agreement shall have the respective meanings assigned in the Indenture.

         SECTION 5.02. COUNTERPARTS. This Agreement may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 5.03. PRESERVATION OF RIGHTS. Except as expressly provided herein, nothing contained in this Agreement shall in any way affect (a) the obligations or rights of the Company, the Resigning Trustee, the Successor or any Securityholder under the Indenture or (b) the obligations or rights of the Resigning Trustee and Successor under the Purchase Agreement or the Services Agreement.

         SECTION 5.04. SEVERABILITY. In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 5.05. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of KeyCorp, Resigning Trustee, Successor, and the Company and their respective successors and assigns.

         Intending to be legally bound, the parties hereto have executed this Agreement by their duly authorized corporate officers as of the date first above written.

ADDRESS FOR NOTICES:

         RESIGNING TRUSTEE:

         KEY BANK OF NEW YORK                        KEY BANK OF NEW YORK
         c/o KeyBank National Association
         Law Group                              /s/    EDWARD TOGNETTI
         17th Floor                                 --------------------
         127 Public Square                           By: Edward Tognetti
         Cleveland, OH  44114                        Title :Authorized Officer
         Attn:  Edward Tognetti                      Date: September 3, 1996





ADDRESS FOR NOTICES:

         KEYCORP:                                      KEYCORP
         127 Public Square
         Cleveland, Ohio  44114                        /s/  DANIEL STOLZER
         Attn:  Daniel Stolzer                         --------------------
                                                       By: Daniel Stolzer
                                                       Title: Authorized Officer
                                                       Date: September 3, 1996

ADDRESS FOR NOTICES:

         SUCCESSOR:

         MELLON BANK, F.S.B.                       MELLON BANK, F.S.B.
         Corporate Trust Group
         80 State Street                          /s/ STEPHEN GORZYNSKI
         6th Floor                                ---------------------
         Albany, NY  12207                        By: Stephen Gorzynski
         Attn:  Stephen Gorzynski                 Title: Vice President
                                                  Date: September 3, 1996

ADDRESS FOR NOTICES:

         THE COMPANY:
                                                   AGWAY FINANCIAL CORPORATION
         AGWAY FINANCIAL CORPORATION
         Suite 780                                 /s/ PETER H. O'NEILL
         Wilmington Trust Center                   ----------------------
         1100 North Market Street                  By: Peter J. O'Neill
         Wilmington, DE  19801                     Title: Vice President
                                                   Date: September 3, 1996





         ACKNOWLEDGED BY:

         THE GUARANTOR:

         AGWAY, INC.                               AGWAY, INC.

                                                   /s/ PETER J. O'NEILL
                                                   -----------------------
                                                   By: Peter J. O'Neill
                                                   Title: Senior Vice President
                                                   Date: September 3, 1996